UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 15, 2004
                                                         -----------------

                                  E-Z-EM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-11479                                         11-1999504
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  (Commission File Number)                    (IRS Employer Identification No.)

 1111 Marcus Avenue, Lake Success, New York                       11042
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement

            On November 15, 2004, the compensation committee of the board of directors of E-Z-EM, Inc. (the "Company") approved the grant of stock options for an aggregate of 180,000 shares of the Company's common stock, $.10 par value (the "Common Stock"), under the Company's 2004 Stock and Incentive Award Plan (the "2004 Plan") to the Company's executive officers. The names and positions of the executive officers, and the number of shares of Common Stock subject to the options, are as follows:

                                                                                  No. of Shares
                                                                                   Subject to
      Name                              Position                                     Options
      ----                              --------                                     -------
Anthony A. Lombardo     President and Chief Executive Officer                         90,000

Dennis J. Curtin        Senior Vice President - Chief Financial Officer               35,000

Joseph J. Palma         Senior Vice President - Global Sales                          15,000

Jeffrey S. Peacock      Senior Vice President - Global Scientific and Technical
                        Operations                                                    15,000

Brad S. Schreck         Senior Vice President - Global Marketing                      15,000

Peter J. Graham         Vice President - General Counsel and Secretary                10,000

            The exercise price of each option is $14.225, which is the average of the high and low prices of the Common Stock as reported by the American Stock Exchange on November 15, 2004, as provided in the 2004 Plan. The options are intended to be incentive stock options to the full extent allowable under the 2004 Plan, and become exercisable for one-third of the shares on the last day of the Company's 2005, 2006 and 2007 fiscal years. The options are for 10-year terms and will terminate immediately if the option holder becomes employed by or associated in any way with, or the beneficial owner of more than 1% of the equity securities of, any direct or indirect competitor of the Company. The options will also terminate immediately upon termination of an option holder's employment for cause. The options will, to the extent they have vested, be exercisable for 180 days after an option holder's employment with the Company is terminated (other than by reason of death or disability), and for an additional 180 days if the option holder dies or becomes disabled during the 180-day period following termination of employment. If an option holder's employment is terminated by death or disability, the options will become fully exercisable for a period of one year following the date of death or disability. However, under no circumstances will the exercise period of any option be extended beyond the 10-year term of the option. All of the options will become fully exercisable upon the occurrence of a "change in control" of the Company, as defined in the 2004 Plan.


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

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2004               E-Z-EM, INC.
                                       (Registrant)

                                       By:    /s/ Peter J. Graham
                                              ----------------------------------
                                              Peter J. Graham
                                              Vice President, General Counsel


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